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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: February 5, 1998
                          (DATE OF EARLIEST EVENT REPORTED)


                             THOMAS & BETTS CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Tennessee                                           1-4682
(STATE OR OTHER JURISDICTION                         (COMMISSION FILE NUMBER)
     OF INCORPORATION)

                                     22-1326940
                           (IRS EMPLOYER IDENTIFICATION NO.)


          8155 T&B Boulevard
          Memphis, Tennessee                                           38125
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



                Registrant's telephone number, including area code:

                                   (901) 252-7766

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ITEM 5.          OTHER EVENTS

            On February 5, 1998, Thomas & Betts Corporation (the "Registrant") announced by the press release attached as Exhibit 20.1 to this report, and incorporated herein by reference, its earnings for fiscal year 1997.

            The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-44153, which was declared effective on January 7, 1992.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            12   Computation of Ratio of Earnings to Fixed Charges

            20.1 Registrant's press release dated February 5, 1998

            23.1 Consent of KPMG Peat Marwick LLP, independent public
                 accountants

            23.2 Consent of Deloitte & Touche LLP, independent public
                 accountants

            25.1 Form T-1 Statement of Eligibility under the Trust Indenture
                 Act of 1939, as amended, of The Chase Manhattan Bank


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                                     SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THOMAS & BETTS CORPORATION
                                     (Registrant)


                                     By: /s/ JERRY KRONENBERG
                                         ------------------------------------
                                     Title:   Vice President-General Counsel

Date: February 10, 1998





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                                   Exhibit Index


Exhibit             Description of Exhibit
-------             ----------------------

12        Computation of Ratio of Earnings to Fixed Charges

20.1      Registrant's press release dated February 5, 1998

23.1      Consent of KPMG Peat Marwick LLP, independent public accountants

23.2      Consent of Deloitte & Touche LLP, independent public accountants

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank







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